SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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 (2)   Aggregate number of securities to which transaction applies:

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 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)   Proposed maximum aggregate value of transaction:

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 [  ]   Fee paid previously with preliminary materials.

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 [  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

Two International Place

Boston, Massachusetts 02110

May __, 2012

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Tax-Managed International Equity Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), on Friday, August 17, 2012 to consider two Proposals that are described in greater detail in the enclosed proxy statement.  We ask you to read the enclosed information carefully and to submit your vote promptly.

The Fund invests all of its assets in a corresponding portfolio - Tax-Managed International Equity Portfolio (the “Portfolio”). Accordingly, investment advisory and sub-advisory services are provided to the Fund indirectly via the Portfolio. When certain changes to the Portfolio's investment sub-advisory arrangements are proposed, the Fund is required to seek shareholder approval of such changes.

Since inception, the Portfolio has been managed by Boston Management and Research (“BMR”).  BMR has delegated the investment management of the Portfolio to Eagle Global Advisors, L.L.C. (“Eagle”) and pays Eagle a portion of the advisory fee for sub-advisory services provided to the Portfolio.

To address the underperformance of the Portfolio and to seek to improve future performance, the Trustees are asking Fund shareholders to approve a change in the investment sub-adviser from Eagle to Parametric Portfolio Associates LLC (“Parametric”).  Parametric is a majority-owned subsidiary of Eaton Vance Corp., the parent of BMR, and is a Seattle, Washington based investment manager providing investment management services to a number of investment companies and institutional accounts, including employee benefit plans, college endowment funds and foundations.  As of December 31, 2011, Parametric had approximately $41 billion of assets under management.

Under the new sub-advisory agreement with Parametric, the investment sub-advisory fee rate payable to Parametric would be lower than the fee rate paid to Eagle.  BMR would also agree to a commensurate decrease in the advisory fee and, as a result, the Fund’s total operating expense ratios would decrease.

In addition to the new sub-advisory agreement with Parametric, the Trustees are asking Fund shareholders to approve a proposal to provide BMR with the authority to hire a sub-adviser or replace an existing sub-adviser for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law.  Any new sub-advisory agreement would also require Board of Trustee approval.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person.  However, the Fund does need your vote.  You can vote by mail, telephone, or over the Internet, as explained in the enclosed material.  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person.  By voting promptly, you can help the Fund avoid the expense of additional mailings.

If you would like additional information concerning either proposal, please call one of our service representatives at [    ] Monday through Friday between [   ] p.m. and Saturday between [    ] p.m. (Eastern Time).  Your participation in this vote is extremely important.

Sincerely,

Duncan W. Richardson

President

Eaton Vance Mutual Funds Trust

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN, VOTE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.  YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

Two International Place

Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Friday, August 17, 2012: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” and then “Resources” followed by “Important Fund Documents”.

A Special Meeting of Shareholders of Eaton Vance Tax-Managed International Equity Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts  02110, on Friday, August 17, 2012 at 2:00 p.m. (Eastern Time), for the following purposes:

1.

To consider and act upon a proposal to approve a new Sub-Advisory Agreement for Tax-Managed International Equity Portfolio (the “Portfolio”) between Boston Management and Research (“BMR”) and Parametric Portfolio Associates LLC (“Parametric”).

2.

To authorize BMR to select investment sub-advisers and enter into sub-advisory agreements for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law.

3.

To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of the Trust.  The Board of Trustees of the Trust has fixed the close of business on May 14, 2012 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

Maureen A. Gemma

Secretary

May __, 2012

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy.  The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

As stated in the foregoing Notice, a Special Meeting of Eaton Vance Tax-Managed International Equity Fund (the “Fund”) is to be held Friday, August 17, 2012 at 2:00 p.m. (Eastern Time) at Two International Place, Boston, MA  02110.  A proxy is enclosed for shareholders who wish to vote, but do not expect to be present at the meeting.  The proxy is solicited on behalf of the Board of Trustees of the Trust.  Each proxy will be voted in accordance with its instructions.  If no instructions are given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter.  A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, [_________],  by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  If you attend the meeting in person, please be prepared to present photo identification and proof of your share ownership.  Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked.  This proxy material is initially being mailed to shareholders on or about May __, 2012.  Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.  By returning your proxy card promptly, you can avoid additional solicitations by telephone or other means and the Fund can avoid the costs associated with such solicitations.

The Trustees have fixed the close of business on May 14, 2012 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.  Shareholders at the close of business on the record date will be entitled to one vote for each share held.  As of May 14, 2012, there were [____________] shares of beneficial interest of the Fund consisting of Class A, B, C and I shares.

The persons who held of record more than 5% of the outstanding shares of each class of the Fund as of May 14, 2012 are set forth in Exhibit A.  To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of a class of the Fund.  The Trustees and executive officers of the Trust as a group own beneficially less than 1% of the outstanding shares of the Fund.  Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

The Trustees know of no business other than the business mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration.  If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

The Fund has previously sent its Annual Report and Semiannual Report to its shareholders.  The Fund will furnish without charge a copy of the Fund’s most recent Semiannual Report to any shareholder upon request.  Shareholders desiring to obtain a copy of such reports should:  (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn:  Proxy Coordinator, Mutual Fund Operations, or (iii) call 1-800-262-1122 Monday through Friday between 8:00 a.m. – 6:00 p.m. (Eastern Time).

BACKGROUND

The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of foreign equity securities.  The Fund currently seeks to meet its objective by investing substantially all of its assets in Tax-Managed International Equity Portfolio (the “Portfolio”), a separate open-end investment company that has the same objective and policies as the Fund. Boston

Management and Research (“BMR” or the “Adviser”) manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated February 13, 2001 and amended May 17, 2004 (the “Advisory Agreement”).  Pursuant to a sub-advisory agreement dated May 17, 2004 (the “Prior Sub-Advisory Agreement”), BMR had delegated the investment management of the Portfolio to Eagle Global Advisors, L.L.C. (“Eagle”). The Prior Sub-Advisory Agreement terminated by its terms on April 30, 2012 and BMR determined to not renew it.  The Board of the Portfolio approved the appointment of Parametric Portfolio Associates LLC (“Parametric”) as investment sub-adviser of the Portfolio pursuant to an Interim Investment Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”), which took effect May 1, 2012. The Board determined to approve the engagement of Parametric primarily to address the prior underperformance of the Portfolio.

The Interim Sub-Advisory Agreement was entered into in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits an investment adviser to enter into an interim investment advisory or sub-advisory agreement with a fund without shareholder approval after the termination of a previous agreement, provided that the conditions of Rule 15a-4 are met. Those conditions include: (1) the interim agreement can have a duration of no greater than 150 days following the date on which the previous agreement terminated; and (2) the compensation to be received under the interim agreement is no greater than that payable under the previous agreement. The Interim Sub-Advisory Agreement provides for compensation to be paid to Parametric that is less the compensation formerly payable to Eagle. The Interim Sub-Advisory Agreement also provides that it will terminate automatically 150 days following termination of the prior Agreement (or on September 27, 2012). It is anticipated that the Interim Sub-Advisory Agreement will be terminated simultaneously with the effectiveness of the new Sub-advisory Agreement, which is described in Proposal 1 below.

At a meeting of the Board of the Trustees of the Portfolio held on April 23, 2012, the Board also determined to propose to interestholders (shareholders of the Portfolio are referred to as “interestholders” throughout this Proxy Statement, while shareholders of the Fund are referred to as “shareholders”) that the Portfolio replace the current sub-adviser, Eagle, with Parametric pursuant to a new Investment Sub-Advisory Agreement (“New Sub-Advisory Agreement”) between BMR and Parametric. The Board approved the New Sub-Advisory Agreement subject to the approval of a “majority of the outstanding voting securities” of the Portfolio (as defined below), as required by the 1940 Act. If approved, Parametric will serve as the Portfolio’s sub-adviser pursuant to the New Sub-Advisory Agreement.

The Portfolio will seek the approval of its interestholders, including the Fund, of the New Sub-Advisory Agreement and one other proposal described in this Proxy Statement.  In turn, Fund shareholders are being asked to vote on the New Sub-Advisory Agreement and one other proposal described in this Proxy Statement in accordance with the requirements of the 1940 Act that apply to funds operated in a master-feeder structure.  The Fund will cast its votes at the interestholder meeting of the Portfolio in the same proportion as the Fund shareholder votes it receives pursuant to this Proxy Statement.  Because the Fund holds ___% of the interests in the Portfolio, the Fund’s shareholder vote is very important to passage of the proposals.

PROPOSAL 1.  APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

About Parametric

Parametric is located at 1918 8th Avenue, Suite 3100 Seattle, Washington.  Parametric has been an investment adviser registered with the United States Securities and Exchange Commission (the “SEC”) since it was founded in 1987  and is a majority-owned affiliate of Eaton Vance Corp., the parent of BMR.  Parametric provides investment management services to a number of investment companies and institutional accounts, including employee benefit plans, college endowment funds and foundations.  As of December 31, 2011, Parametric had approximately $41 billion of assets under management.  Parametric sub-advises several other Eaton Vance funds, including Eaton Vance Parametric Structured International Equity Fund (SIE Fund).  If

Parametric is approved as sub-adviser, Thomas Seto and David Stein would be the portfolio managers of the Portfolio.  Messrs. Seto and Stein also manage SIE Fund.

Mr. Seto joined Parametric in 1998 and is Vice President and Director of Portfolio Management at Parametric.  Mr. Stein joined Parametric in 1996 and is Managing Director and Chief Investment Officer at Parametric.  They both have co-managed other Eaton Vance funds since 2005.  Mr. Seto earned a bachelor’s degree in electrical engineering from the University of Washington and a master’s in finance from the University of Chicago Booth School of Business.  Mr. Stein earned both a bachelor’s and master’s from the University of Witwatersrand, South Africa, and a Ph.D. in applied mathematics from Harvard University.

In managing the Portfolio pursuant to the Interim Sub-Advisory Agreement, Parametric employs a top-down, disciplined and structured investment process that emphasizes broad exposure and diversification among developed markets outside of the United States, economic sectors and issuers. This strategy utilizes targeted allocation and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of developed markets identified by Parametric. Parametric selects and allocates across countries based on factors such as market capitalization, volatility, correlation to other markets, liquidity, and perceived risk and potential for growth. Parametric maintains a bias to broad inclusion; that is that Parametric intends to allocate portfolio holdings to more developed markets outside of the United States rather than fewer developed markets. Relative to capitalization-weighted country indexes, individual country allocation targets emphasize the less represented developed markets. Parametric rebalances country allocations periodically to their target weights and this rebalancing has the effect of reducing exposure to countries with strong relative performance and increasing exposure to countries that have underperformed. Parametric seeks to maintain exposure across key economic sectors, such as technology, telecommunications, utilities, health care, energy, materials, consumer staples, consumer discretionary, industrials and financials.  Relative to capitalization-weighted country indexes, Parametric target weights to these sectors to emphasize the less represented sectors. Parametric uses an optimization model to select individual securities as representatives of their countries and economic sectors with the objective of minimizing portfolio risk and maintaining broad diversification. Parametric also continues to employ the tax management techniques described in the Fund’s prospectus.

Parametric currently serves as sub-adviser to SIE Fund, which is advised by the Adviser and employs a similar investment strategy as the Portfolio.  As of December 31, 2011, SIE Fund has total net assets of $54.1 million.  Pursuant to a fee reduction agreement with the Adviser, SIE Fund pays an investment advisory fee of 0.75% per annum on assets up to $500 million.  The fee is reduced at higher asset levels.

The Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement

The term of the Interim Agreement with Parametric commenced May 1, 2012 and will continue until the effectiveness of the New Sub-Advisory Agreement, but in no case later than 150 days from May 1, 2012 (being September 27, 2012). Under the Interim Sub-Advisory Agreement, Parametric is entitled to receive a sub-advisory fee at the annual rate of 0.350% of average daily net assets of up to $500 million (with reductions at higher asset levels) which is lower than the fee rate paid to Eagle pursuant to the Prior Sub-Advisory Agreement.

The New Sub-Advisory Agreement on which shareholders are voting is substantially identical to the Interim Sub-Advisory Agreement (under which Parametric currently provides interim sub-advisory services to the Portfolio). The New Sub-Advisory Agreement between the Adviser and Parametric, a copy of the form of which is attached as Exhibit B, requires Parametric to provide a continuous investment program for the Portfolio, including making determinations with respect to its purchase, retention or sale of securities, cash or other investments in accordance with the Portfolio’s investment objective, policies and restrictions contained in its Registration Statement, the provisions of the 1940 Act and the diversification requirements of the Internal Revenue Code.

Under the New Sub-Advisory Agreement, Parametric may select the broker-dealers through which Portfolio transactions are executed and negotiate commissions.  In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at reasonably competitive commission rates, and in accordance with procedures adopted by the Board of Trustees of the Trust.

The Advisory Agreement provides that BMR is responsible to the Trust for supervising any sub-adviser to the Portfolio.  Parametric will be liable under the New Sub-Advisory Agreement for any act or omission arising out of any services it provides under the New Sub-Advisory Agreement due to its willful misfeasance, bad faith, or negligence in its performance, and for any breach of its obligations or duties under the Agreement.  However, the New Sub-Advisory Agreement also provides that BMR will indemnify and hold Parametric harmless for any loss or litigation Parametric becomes liable for based on any act or omission in the course of, or connected with, rendering services under the New Sub-Advisory Agreement or for any losses that may be sustained in the acquisition, holding, or disposition of any security or other investment.

If approved by the vote of the holders of a “majority of the outstanding voting securities” (as such term is defined below in Required Vote for Proposal 1) of the Portfolio at the Special Meeting, the New Sub-Advisory Agreement will become effective not later than September 27, 2012.  The New Sub-Advisory Agreement will continue thereafter subject to approval annually in accordance with the 1940 Act.  The New Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio, by the vote of a “majority of the outstanding voting securities” of the Portfolio, Parametric or by BMR, in each case on 60 days’ prior notice.  The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Advisory and Sub-Advisory Fees

Under the Portfolio’s Advisory Agreement, BMR is entitled to receive an annual investment advisory fee at the rate of 1.00% of the Portfolio’s average daily net assets up to $500 million (with rates reduced at higher asset levels). Effective May 1, 2012, BMR contractually agreed to reduce the advisory fee payable to it as detailed below.  This fee reduction cannot be changed without the approval of a majority of the holders of interests in the Portfolio.  From the investment advisory fees it receives, BMR pays the Portfolio's investment sub-adviser.  Under the Interim and New Sub-Advisory Agreement, BMR will pay Parametric a fee which is lower than the fee previously paid to Eagle as described below.

Prior to May 1, 2012, under the Advisory Agreement and Prior Sub-Advisory Agreement, BMR and Eagle were paid monthly in arrears for their respective services on the basis of the following annual fee schedule:

Average Daily Net Assets	Advisory Fee	Sub-Advisory Fee
Up to $500 million	1.0000%	0.50000%
$500 million but less than $1 billion	0.9375%	0.46875%
$1 billion but less than $2.5 billion	0.8750%	0.43750%
$2.5 billion but less than $5 billion	0.8125%	0.40625%
$5 billion and over	0.7500%	0.37500%

Pursuant to the advisory fee reduction agreement with BMR and New Sub-Advisory Agreements, effective May 1, 2012, BMR and Parametric are paid monthly in arrears for their respective services on the basis of the following annual fee schedule:

Average Daily Net Assets	Advisory Fee	Sub-Advisory Fee
Up to $500 million	0.750%	0.3500%
$500 million but less than $1 billion	0.725%	0.3375%
$1 billion but less than $2.5 billion	0.700%	0.3250%
$2.5 billion but less than $5 billion	0.680%	0.3150%
$5 billion and over	0.665%	0.3075%

Based on the revised advisory and sub-advisory fees, the Fund’s total expenses would be as follows (based on Fund assets and expenses as of its last fiscal year end):

	Class A	Class B	Class C	Class I
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service Fees	0.25%	1.00%	1.00%	n/a
Other Expenses	0.56%	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	1.56%	2.31%	2.31%	1.31%

Please refer to Exhibit B attached hereto for the complete terms of the New Sub-Advisory Agreement.  The description of the New Sub-Advisory Agreement and sub-advisory fees set forth herein is qualified in its entirety by the provisions of the form of the Sub-Advisory Agreement in Exhibit B.

Management and Governance

Listed below are the names, positions and principal occupations of the principal executive officers of Parametric. Parametric is a majority-owned subsidiary of Eaton Vance Corp., the parent of BMR.  If Parametric is approved as sub-adviser, Thomas Seto and David Stein would be the portfolio managers of the Portfolio.  The principal address of each individual as it relates to his or her duties at Parametric is the same as that of Parametric.

Name	Principal Occupation
David Stein Brian Langstraat	Chief Investment Officer Chief Executive Officer
Andrew Abramsky	Chief Operating Officer
Thomas Seto	Managing Director
Aaron Singleton	Chief Financial Officer

Evaluation of the Board of Trustees

At a meeting held on April 23, 2012, the Board of Trustees of the Portfolio approved the Interim and New Sub-Advisory Agreements following presentations by BMR and consideration of the factors discussed in Appendix A by the Board’s Contract Review Committee and the full Board.  The Board of Trustees of the Trust unanimously recommends that shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreement between BMR and Parametric.

Vote Required to Approve Proposal 1

Approval of the Sub-Advisory Agreement by the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.  The Fund will cast its votes with respect to the Sub-Advisory Agreement in the same proportion as the votes of the Fund shareholders cast at the Meeting on Proposal 1.

If Parametric is not approved by the requisite shareholders of the Fund, the Board will consider what actions may be appropriate and in the interest of shareholders.

PROPOSAL 2.  TO AUTHORIZE BMR TO SELECT SUB-ADVISERS AND ENTER INTO

SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL

TO THE EXTENT PERMITTED BY APPLICABLE LAW

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by holders of a majority of the outstanding voting securities of that investment company.  This requirement currently applies to the appointment of any new sub-adviser to the Portfolio. However, the SEC has proposed a rule that, if adopted, would allow BMR, in its capacity as the adviser of the Portfolio, to hire a sub-adviser or replace an existing sub-adviser for the Portfolio without obtaining interestholder approval, subject to certain conditions.  Any new sub-advisory agreement would also require Board of Trustee approval.  The proposed rule would require the Adviser to supervise and oversee the Portfolio's sub-adviser(s).  The proposed rule would also require that the hiring of a new or different sub-adviser not increase the fees charged to the Portfolio and that the Trustees approve the sub-advisory agreement.  However, before the Portfolio could rely on the proposed rule (if adopted), the Portfolio must receive approval of its interestholders to do so.

The Fund is seeking shareholder approval of the Portfolio’s operation under the new rule if it is adopted by the Commission.  As noted in Proposal 1 above, if the Commission adopts the proposed rule, the terms of the rule as adopted may differ from those of the proposed rule described here.  The Adviser intends to comply with the terms of the rule as adopted.  However, it is possible that the Commission will not adopt the proposed rule at all.  If the Commission does not adopt the proposed rule, the Portfolio would be required to seek the approval of its interestholders before entering into any new sub-advisory agreement.

This Proposal 2 is intended to facilitate the efficient supervision and management of the sub-adviser by the Adviser and the Board of Trustees of the Portfolio. The Adviser will monitor the performance of the sub-adviser and may from time to time recommend that the Portfolio’s Board of Trustees replace the sub-adviser or appoint additional sub-advisers, depending on the Adviser’s assessment of which sub-adviser or combination of sub-advisers it believes will optimize the Portfolio’s chances of achieving its investment objective. If Portfolio interestholders approve this proposal and the Commission adopts the proposed rule, the Portfolio would no longer be required to call an interestholder meeting and the Fund would no longer be required to call a shareholder meeting each time a new or replacement sub-adviser is appointed by the Portfolio.  Interestholders of the Portfolio and shareholders of the Fund would no longer be asked to vote on the new sub-adviser.

Shareholder meetings entail substantial costs that could diminish the benefits of any sub-advisory arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisers. However, even in the absence of shareholder approval, any proposal to add or replace sub-advisers would receive careful review. First, the Adviser would assess the Portfolio’s needs and, if it believed additional or replacement sub-advisers could benefit the Portfolio, would search for available investment sub-advisers.  Second, any recommendations made by the Adviser would have to be approved by a majority of the Portfolio’s Trustees, including a majority of the Independent Trustees. In selecting any new or replacement sub-advisers, the Trustees are required to determine that an investment sub-advisory agreement with the sub-adviser, including the fee structure, is in the interests of the Portfolio and its shareholders.

The Trust’s Board of Trustees believe that the proposed authority for the Portfolio’s Board of Trustees to select and change investment sub-advisers and enter into investment sub-advisory agreements without obtaining the approval of interestholders, subject to the Commission’s adoption of the new rule, is in the best interests of the shareholders of the Fund as well as of the Portfolio interestholders.

Vote Required to Approve Proposal 2

Approval to authorize the Trustees of the Portfolio to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining interestholder approval requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, as that term is defined in Proposal 1 above.  The Fund will cast its votes with respect to this matter in the same proportion as the votes of the Fund shareholders cast at the Meeting on Proposal 2.

If the Proposal is not approved, the Portfolio will continue to be required to seek the approval of its interestholders to hire new sub-advisers or replace an existing sub-adviser.

The Board of Trustees of the Trust unanimously recommends that shareholders of the Fund vote FOR authorizing the Portfolio’s Trustees to select investment sub-advisers and enter into investment sub-advisory agreements without obtaining interestholder approval.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares.  Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA  02110, Attn:  Proxy Coordinator, Mutual Fund Operations.

ADDITIONAL INFORMATION

Investment Adviser, Investment Sub-Adviser, Administrator and Underwriter

Eaton Vance Management (“Eaton Vance”) serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities, but does not receive compensation for this service.  BMR, a subsidiary of Eaton Vance, serves as investment adviser to the Portfolio, as well as many of the other funds in the Eaton Vance Group of Funds.  BMR and Eaton Vance are indirect, wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland Corporation and publicly held holding company.  Eaton Vance Distributors, Inc. (“EVD”) acts as the principal underwriter for the Fund and as placement agent for the Portfolio.  The Fund accrued and/or paid EVD $332,517 for its distribution services for the year ended October 31, 2011.  EVD receives no compensation for acting as placement agent for the Portfolio.  The business address of Eaton Vance, BMR and EVD is Two International Place, Boston, MA  02110.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust’s Board of Trustees will be borne by the Fund.  Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY”), by broker-dealer firms or by a professional solicitation organization.  The Fund has retained [______] to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $[40,000] (including tabulation), including out-of-pocket expenses.  The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by Eaton Vance personnel, by BNY, by broker-dealer firms or by [_____], in person, or by telephone, by facsimile or other electronic means will be borne by the Fund.  A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission.  The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total estimated costs are $[43,000].

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards.  Please see the proxy card for details.  The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone.  If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Trust’s Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on the proxy card with respect to the Proposal, it will be voted FOR the matters specified on the proxy card.  With respect for Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of the Fund for which instructions were received.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the meeting for purposes of establishing a quorum, but will have the effect of a vote against the Proposal.

Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund.  If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned.  The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against the Proposal.  Abstentions and broker non-votes will not be treated as shares voted on any such adjournment.  The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA  02110.  Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting.  The Fund does not conduct annual meetings.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling [     ] Monday through Friday [      ] (Eastern Time) or writing to Eaton Vance Management, Attn:  Proxy Coordinator – Mutual Fund Operations, Two International Place, Boston, Massachusetts 02110.

May __, 2012

APPENDIX A

Overview of the Contract Review and Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for Tax-Managed International Equity Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed International Equity Fund (the “Fund”) invests, with Parametric Portfolio Associates LLC (“Parametric”).  The Board determined to approve the New Sub-Advisory Agreement with Parametric primarily to address the Fund’s relative underperformance.  The Portfolio had been sub-advised by Eagle Global Advisors, L.L.C. pursuant to an investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) that terminates by its terms on April 30, 2012.

At the April 23, 2012 meeting, the Board also voted to approve an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) for the Portfolio with Parametric, on substantially the same terms as the New Sub-Advisory Agreement, which will be effective May 1, 2012 and will remain in effect pending shareholder approval of the New Sub-Advisory Agreement.  The Board approved this interim agreement in accordance with Rule 15a-4 of the 1940 Act.  The Board also voted to approve continuation of the existing advisory agreement with Boston Management and Research (the “Adviser”) for the Portfolio for an additional one-year period.

In voting its approval of each agreement, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the Adviser and Parametric (which included information specifically requested by the Board), for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee.  Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•

An independent report comparing the advisory and related fees paid by the Portfolio with fees paid by comparable funds;

•

The advisory and related fees to be paid by the Portfolio and the anticipated expense ratio of the Portfolio;

•

An independent report comparing the Fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of the Fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the Fund;

•

Comparative information concerning the fees charged and the services provided by the Adviser and Parametric in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing the Portfolio;

•

Profitability analysis for the Adviser with respect to the Portfolio;

Information about Portfolio Management and Trading

•

Descriptions of the investment management services provided to the Portfolio, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by the Adviser or expected to be received by Parametric as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the Portfolio’s policies with respect to “soft dollar” arrangements;

•

Data relating to portfolio turnover rates of the Portfolio;

•

The procedures and processes used to determine the fair value of Portfolio assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the Adviser’s and Parametric’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•

Reports detailing the financial results and condition of the Adviser and Parametric;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

Copies of the Codes of Ethics of the Adviser and Parametric, together with information relating to compliance with and the administration of such codes;

•

Copies of or descriptions of the Adviser’s and Parametric’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates (including Parametric) on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•

Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates, including Parametric;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•

Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•

Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser and its affiliates, including Parametric; and

•

The terms of the investment advisory agreement with the Adviser, as well as the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement with Parametric.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by the Adviser and Parametric throughout the year at meetings of the Board and its committees.  Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively.  At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund.  The Board and its Committees considered the investment and trading strategies used in pursuing the Portfolio’s investment objective, including the use of derivative instruments, as well as risk management techniques.  The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund and Portfolio, and received and participated in reports and presentations provided by Eaton Vance Management with respect to such matters.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees.  The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the terms of the investment advisory agreement with the Adviser and the Interim and New Sub-Advisory Agreement with Parametric, including their fee structures, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement.  The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements.  Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the existing investment advisory agreement and to approve the Interim and New Sub-Advisory Agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the Interim and New Sub-Advisory Agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to be provided by Parametric.

The Board considered the Adviser’s and Parametric’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide or will provide portfolio management, investment research, and similar services to the Portfolio.  With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising Parametric, including the Adviser’s own in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns.  The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.  With respect to Parametric, the Board took into consideration the resources available to Parametric in fulfilling its duties under the Interim and New Sub-Advisory Agreement and Parametric’s experience in managing international equity portfolios.  The Board also considered its past experience working with Parametric in its role as sub-adviser to other Eaton Vance Funds.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including Parametric.  Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and Parametric, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the Interim and New Sub-Advisory Agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices.  The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2011 for the Fund.  As noted above, the Board determined to approve the Interim and New Sub-Advisory Agreement with Parametric primarily to address the Fund’s relative underperformance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and by the Fund (referred to as “management fees”).  As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider.  The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.  The Board considered the fact that, at the request of the Contract Review Committee, the Adviser had undertaken to permanently reduce fees of the Fund in an agreed upon amount, such reduction to be effective May 1, 2012.  The Board also noted that under the terms of the New Sub-Advisory Agreement, the fees paid to Parametric would be lower than the fees paid under the Prior Sub-Advisory Agreement.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and Parametric, the Board concluded that the management fees to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including Parametric, in connection with their relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or Parametric as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by the Adviser and its affiliates, including Parametric, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from economies of scale in the future.

Approval of the Interim Sub-Advisory Agreement

The effectiveness of the New Sub-Advisory Agreement with Parametric is subject to approval by shareholders of the Fund, which is an interestholder of the Portfolio.  Pending such approval, Parametric will sub-advise the Portfolio pursuant to the Interim Sub-Advisory Agreement, the terms of which are substantially the same as those of the New Sub-Advisory Agreement.  Rule 15a-4 of the Act permits approval of an interim sub-advisory agreement without shareholder approval after the termination of a previous agreement if certain conditions are met, including that the interim agreement have a duration of no greater than 150 days from the date the prior agreement terminated, and that the compensation be no greater than under the prior agreement.  On the basis of the foregoing, as well as the factors considered and the conclusions reached with respect to its approval of the New Sub-Advisory Agreement, the Board concluded that entering into the Interim Sub-Advisory Agreement was in the interests of shareholders, and the Board voted to approve such agreement.

Exhibit A

As of May __, 2012, the following record owner(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Class A Shares

Class B Shares

Class C Shares

Class I Shares

A-1

Exhibit B

TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT effective this ___ day of ___________ 2012, between Boston Management and Research (the “Adviser”), and Parametric Portfolio Associates LLC (the “Sub-Adviser”).

WHEREAS, Tax-Managed International Equity Portfolio (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is a master fund in a master feeder structure whereby, among other potential investors, one or more investment companies registered with the Securities and Exchange Commission (“SEC”) may invest its assets in the Trust (each a “Fund”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement, this 13th day of February, 2001 and amended May 17, 2004, (the “Advisory Agreement”) with the Trust, a copy of which has been provided to the Sub-Adviser, relating to the provision of advisory and management services; and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Trust in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.

Duties of the Sub-Adviser.  The Adviser hereby employs the Sub-Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its investment affairs, subject to the supervision of the Adviser and the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a)

The Sub-Adviser hereby accepts such employment and undertakes to afford to the Trust the advice and assistance of the Sub-Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish, for the use of the Trust, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Sub-Adviser’s organization and all personnel of the Sub-Adviser performing services relating to research and investment activities.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

(b)

The Sub-Adviser shall provide the Trust with such investment management and supervision as the Trust may, from time to time, consider necessary for the proper supervision of the Trust.  As investment adviser to the Trust, the Sub-Adviser shall furnish continuously an investment program and shall determine, from time to time, what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Trust’s Declaration of Trust, By-Laws and Registration Statement under the Investment Company Act of 1940, all as from time to time amended.  The Sub-Adviser is authorized, in its discretion and without prior consultation with the Adviser or the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities and investment instruments on behalf of the Trust.  Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.  The Sub-Adviser shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c)

The Sub-Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Sub-Adviser, and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust.  In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at reasonably competitive commission rates, and in accordance with procedures adopted by the Board of Trustees of the Trust.

(d)

The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust’s Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.

2.

Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the Registration Statement for the Trust and the registration statement of any Trust filed with the SEC (the Registration Statement and the Trusts’ registration statements referred to herein as the “Registration Statements”) that contain disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating directly or indirectly to the Sub-Adviser, such Registration Statements contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV, Part II at least 48 hours prior to entering into this Agreement.

3.

 Compensation of the Sub-Adviser.  For the services, payments and facilities to be furnished hereunder by the Sub-Adviser, to the extent the Adviser receives at least such amount from the Trust pursuant to the Advisory Agreement, the Sub-Adviser shall be entitled to receive from the Adviser compensation in an amount equal to the following average daily net assets of the Trust throughout each month.

Average Daily Net Assets for the Month	Annual Fee Rate (at each level)
Up to $500 million	0.3500%
$500 million but less than $1 billion	0.3375%
$1 billion but less than $2.5 billion	0.3250%
$2.5 billion but less than $5 billion	0.3150%
$5 billion and over	0.3075%

 Such compensation shall be payable monthly in arrears on the last business day of each month.  The Trust’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.  In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be based on the number of calendar days during which it is in effect.  The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.  The Sub-Adviser may, from time to time, waive all or a part of the above compensation.

4.

Allocation of Charges and Expenses. It is understood that, pursuant to the Advisory Agreement, the Trust will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which expenses payable by the Trust shall include without limitation:   (i) expenses of maintaining the Trust and continuing its existence, (ii) registration of the Trust under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption (if any) of shares in the Trust, including expenses of conducting tender offers for the purpose of repurchasing Trust shares, (viii) expenses of registering and qualifying the Trust and its shares under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes, including amendments, and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Trust and of the Trust’s principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of Trusts, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s or Sub-Adviser’s organizations and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and shareholders with respect thereto.

5.

Other Interests.  It is understood that Trustees and officers of the Trust and shareholders of the Trust are or may be or become interested in the Sub-Adviser as partners, officers, employees, interestholders or otherwise and that partners, officers, employees and interestholders of the Sub-Adviser are or may be or become similarly interested in the Trust, and that the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.  It is also understood that partners, officers, employees and interestholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Sub-Adviser may organize, sponsor, or acquire, or with which it may merge or consolidate, and which may include the words “Parametric Portfolio Associates” or any combination thereof as part of their name, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

6.

 Limitation of Liability of the Sub-Adviser.  The services of the Sub-Adviser to the Adviser for the benefit of the Trust are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other business activities.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Trust or any shareholder in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding, or disposition of any security or other investment. The Sub-Adviser agrees that neither the Trust nor any Trust shall bear any responsibility or shall be subject to any liability for any damages, expenses, or losses of Sub-Adviser connected with or arising out of its services under this Agreement.

7.

 Duration and Termination of this Agreement.  This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated as to the Trust without the payment of any penalty by (i) the Adviser, subject to the approval of the Trustees of the Trust; (ii) the vote of the Trustees of the Trust; (iii) the vote of a majority of the outstanding voting securities of the Trust at any annual or special meeting; or (iv) the Sub-Adviser, in each case on sixty (60) days’ written notice.  This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason.

8.

 Amendments of the Agreement.  This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund.

9.

Limitation of Liability.  The Sub-Adviser expressly acknowledges the provision in the Declarations of Trust of the Trust and of the Adviser limiting the personal liability of trustees, officers, and shareholders of the Trust and the Adviser, respectively, and the Sub-Adviser hereby agrees that it shall have recourse to the Trust or the Adviser, respectively, for payment of claims or obligations as between the Trust or the Adviser, respectively, and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of the Trust or the Adviser.

10.

 Certain Definitions.  The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the Investment Company Act of 1940, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.  The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of shares of the Trust present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust.

11.

Miscellaneous.

(a)

If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)

This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

(c)

This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

BOSTON MANAGEMENT AND RESEARCH

By:

Name:

Maureen A. Gemma

Vice President, and not individually

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By:

Name:

[   ]

[   ]

and not individually

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Your Proxy Vote is important!

And now you can Vote your Proxy by PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free _____________, or go to website: ___________________

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

PROXY

SPECIAL MEETING OF SHAREHOLDERS – AUGUST 17, 2012

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of Eaton Vance Tax-Managed International Equity Fund (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DUNCAN W. RICHARDSON, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Friday, August 17, 2012 at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

VOTE VIA THE TELEPHONE>	________________
VOTE VIA THE INTERNET:	________________

999 9999 9999 999	1234 5678

Note:  Please sign this proxy as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

_______________________________________________
Signature

_______________________________________________
Signature (if held jointly)

_______________________________________________
Date EVS_19828_032009

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

Shareholder Meeting to Be Held on August 17, 2012

The Proxy Statement for this meeting is available at www.eatonvance.com

PLEASE VOTE, SIGN, DATE AND MAIL YOUR

PROXY CARD TODAY IN THE ENVELOPE PROVIDED

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE MARK VOTES AS IN THIS EXAMPLE:  ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new Sub-Advisory Agreement for Tax-Managed International Equity Portfolio (the “Portfolio”) between Boston Management and Research (“BMR”) and Parametric Portfolio Associates LLC.	☐	☐	☐

2.	To authorize BMR to select investment sub-advisers and enter into sub-advisory agreements for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law.	☐	☐	☐

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification	☐

NOTE ADDRESS CHANGE:	____________________________________
____________________________________
____________________________________

If you have any questions or need assistance with voting, please call 1-800-262-1122 from 8:00 a.m. to 6:00 p.m. ET Monday through Friday.

PLEASE SIGN AND DATE ON REVERSE SIDE.

EVS_19828_032009